UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
TITAN INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Illinois	1-12936	36-3228472
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2701 Spruce Street, Quincy, Illinois 62301
(Address of Principal Executive Offices, including Zip Code)
(217) 228-6011
(Registrant’s telephone number, including area code)
N/A
(Former Name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Indenture for 7.875% Senior Secured Notes due 2017
On October 1, 2010, Titan International, Inc. (“Titan” or the “Company”) issued $200,000,000 aggregate principal amount of 7.875% Senior Secured Notes due 2017 (the “Senior Secured Notes”) pursuant to an Indenture, dated as of October 1, 2010 (the “Senior Secured Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral trustee (the “Collateral Trustee”).
The Senior Secured Notes will mature on October 1, 2017 and bear interest at the rate of 7.875% per annum. Titan may redeem all or a portion of the Senior Secured Notes at any time on or after October 1, 2013, at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to October 1, 2013, Titan may redeem up to 35% of the aggregate principal amount of the Senior Secured Notes at a redemption price of 107.875% of the principal amount, plus accrued and unpaid interest on the Senior Secured Notes redeemed to the redemption date, with the net cash proceeds of one or more equity offerings by Titan; provided that: (1) at least 65% of the aggregate principal amount of Senior Secured Notes originally issued under the Senior Secured Indenture (excluding Senior Secured Notes held by Titan and its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 180 days of the date of the closing of such equity offering. Titan may also redeem the Senior Secured Notes at a price equal to 100% of the principal amount, plus accrued and unpaid interest and a make-whole premium.
The Senior Secured Notes and the guarantees will be secured by first priority liens, subject to permitted liens, on certain collateral, which consists of Titan’s fee title, right and interest in and to the real estate on and buildings in which its manufacturing facilities are located, in Des Moines, Iowa; Freeport, Illinois; Quincy, Illinois; and Bryan, Ohio. The Senior Secured Notes are guaranteed by certain of the Company’s subsidiaries that own the interest in such collateral, which consist of Titan Wheel Corporation of Illinois, an Illinois corporation; Titan Tire Corporation, an Illinois corporation; Titan Tire Corporation of Freeport, an Illinois corporation; and Titan Tire Corporation of Bryan, an Ohio corporation (collectively, the “Guarantors”). The Senior Secured Indenture contains covenants that, among other things, limit the ability of Titan and its restricted subsidiaries to incur additional indebtedness, make certain dividends, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Titan’s affiliates. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. The Senior Secured Indenture also provides for customary events of default. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Titan, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all Senior Secured Notes then outstanding will become due and payable immediately without further action or notice.
The foregoing description is not complete and is qualified in its entirety by the Senior Secured Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

First Supplemental Indenture for 8% Senior Unsecured Notes due 2012
In connection with the Company’s previously announced tender offer and consent solicitation relating to Titan’s 8% Senior Unsecured Notes due 2012 (the “Senior Unsecured Notes”), on September 14, 2010, Titan entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated December 28, 2006 (the “Senior Unsecured Indenture”), between Titan and the Trustee, under which the Senior Unsecured Notes were issued.
The First Supplemental Indenture amended the Senior Unsecured Indenture to eliminate substantially all of the restrictive covenants, certain affirmative covenants, and certain events of default from the Senior Unsecured Indenture. The Supplemental Indenture became effective on October 1, 2010.
The foregoing description is not complete and is qualified in its entirety by the First Supplemental Indenture, which is filed herewith as Exhibit 4.2 and incorporated herein by this reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 under the heading “First Supplemental Indenture for 8% Senior Unsecured Notes due 2012” is incorporated herein by reference.
Item 8.01. Other Events.
On October 4, 2010, the Company announced the expiration and final results of its previously announced cash tender offer and consent solicitation relating to the Senior Unsecured Notes. On or prior to 5:00 p.m., New York City time, on October 1, 2010 (the “Expiration Time”), valid tenders had been received with respect to $138,884,000 of the $139,948,000 aggregate principal amount of Senior Unsecured Notes outstanding. The Company has accepted for payment the Senior Unsecured Notes validly tendered on or prior to the Expiration Time. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
On October 1, 2010, the Company announced that it completed its previously announced offering of $200,000,000 aggregate principal amount of Senior Secured Notes. The Company plans to use the net proceeds of the offering to purchase, and, as applicable, make consent payments for, any and all of the Senior Unsecured Notes that were validly tendered and accepted for payment pursuant to the tender offer and consent solicitation prior to the Expiration Time. Titan intends to use the remaining net proceeds from this offering for general corporate purposes, which may include financing potential future acquisitions and repayment of other existing obligations. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of October 1, 2010, among the Company, the Guarantors named therein, the Trustee and the Collateral Trustee.

Exhibit 4.2	First Supplemental Indenture, dated September 14, 2010, between the Company and the Trustee.

Exhibit 99.1	Press Release dated October 4, 2010 issued by the Company relating to the expiration and results of its tender offer and consent solicitation.

Exhibit 99.2	Press Release dated October 1, 2010 issued by the Company relating to the closing of its offering of $200 million aggregate principal amount of 7.875% Senior Secured Notes due 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.

Dated: October 5, 2010	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer)

Index to Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of October 1, 2010, among the Company, the Guarantors named therein, the Trustee and the Collateral Trustee.

Exhibit 4.2	First Supplemental Indenture, dated September 14, 2010, between the Company and the Trustee.

Exhibit 99.1	Press Release dated October 4, 2010 issued by the Company relating to the expiration and results of its tender offer and consent solicitation.

Exhibit 99.2	Press Release dated October 1, 2010 issued by the Company relating to the closing of its offering of $200 million aggregate principal amount of 7.875% Senior Secured Notes due 2017.